GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
AUGUST, 1998
PAYMENT: SEPTEMBER 15, 1998

             7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                            CUSIP #                    393534AB8
                                                                ----------------
                                            TRUST ACCOUNT #           33-31958-0
                                                                ----------------
                                            DISTRIBUTION DATE:    Sept. 15, 1998
                                                                ----------------

                                                                                 PER $1,000
SECURITIZED NET INTEREST MARGIN CERTIFICATES                                      ORIGINAL
---------------------------------------------------------                       ------------
1.           Amount Available                                     892,468.97
                                                             ---------------

Interest

2.           Aggregate Interest                                   187,145.15      2.02538041
                                                             ---------------    ------------

3.           Amount Applied to:
             (a)          accrued but unpaid Interest

4.           Remaining:
             (a)          accrued but unpaid Interest

5.           Monthly Interest                                     187,145.15
                                                             ---------------

Principal

6.           Current month's principal distribution               705,323.82      7.63337468
                                                             ---------------    ------------

7.           Remaining outstanding principal balance           27,902,852.15     301.9789194
                                                             ---------------    ------------
             Pool Factor                                          0.30197892
                                                             ---------------

8.           Present value of the projected remaining
             aggregate cashflows of the Finance I Assets
             and the Residual Assets, as of the
             immediately preceding Distribution Date          498,166,456.96**
                                                             ---------------

9.           Aggregate principal balance of loans
             refinanced by Green Tree Financial                 1,564,366.55
                                                             ---------------

10.          Weighted average CPR                                      14.20%
                                                             ---------------

11.          Weighted average CDR                                       2.05%
                                                             ---------------

12.          Annualized net loss percentage                             1.17%
                                                             ---------------


13.          Delinquency               30-59 day                        1.03%
                                                             ---------------
                                       60-89 day                        0.36%
                                                             ---------------
                                       90+ day                          0.50%
                                                             ---------------
                                       Total 30+                        1.89%
                                                             ---------------

First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 8/15/98.

GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1994-B
AUGUST, 1998
PAYMENT: SEPTEMBER 15, 1998




                                     Fee Assets
                  ------------------------------------------
                     GUARANTEE         INSIDE      FEE ASSET
                       FEES             REFI         TOTAL
                  -------------------------------------------

GTFC 1994-1         297,289.33        26,561.71    323,851.04
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                  -------------------------------------------
                    297,289.33        26,561.71    323,851.04

TOTAL AMOUNT OF GUARANTEE FEES AND
     INSIDE REFINANCE PAYMENTS                     323,851.04
                                               --------------

SUBORDINATED SERVICING FEES                        312,821.93
                                               --------------

PAYMENT ON FINANCE 1 NOTE                          636,672.97
                                               --------------

ALLOCABLE TO INTEREST (CURRENT)                     31,117.26
                                               --------------

ALLOCABLE TO ACCRUED BUT UNPAID INTEREST                 0.00
                                               --------------

ACCRUED AND UNPAID TRUSTEE FEES                          0.00
                                               --------------

ALLOCABLE TO PRINCIPAL                             605,555.71
                                               --------------

FINANCE 1 NOTE PRINCIPAL BALANCE                 4,151,222.40
                                               --------------

GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1994-B
AUGUST, 1998
PAYMENT: SEPTEMBER 15, 1998





                                       INSIDE
               RESIDUAL                 REFI          TOTAL
             ---------------------------------------------------

GTFC 1994-1                    0.00        0.00             0.00
GTFC 1994-2                    0.00   26,438.39        26,438.39
GTFC 1994-3               46,131.43   16,935.30        63,066.73
GTFC 1994-4              136,385.64   29,905.24       166,290.88
             ---------------------------------------------------
                         182,517.07   73,278.93       255,796.00

           TOTAL RESIDUAL AND INSIDE
               REFINANCE PAYMENTS                     255,796.00